Investor Presentation June 2016 Exhibit 99.1

Safe harbor This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements may include, but are not limited to, statements of plans and objectives, statements of future economic performance and statements of assumptions underlying such statements, and statements of management's intentions, hopes, beliefs, expectations or predictions of the future. Forward-looking statements can often be identified by the use of forward-looking terminology, such as "should," "intend," "continue," "believe," "may," "hope," "anticipate," "goal," "forecast," "plan," "estimate" and similar words or phrases. Such statements are based on current expectations and are subject to certain risks, uncertainties and assumptions, including but not limited to:  estimates and assumptions regarding our strategic direction and business strategy, our ability to implement our restructuring plan for our Africa operations, the extent and timing of a recovery in the mining industry, prevailing prices for various commodities, longer term weather patterns, unanticipated slowdowns in our major markets, the seasonality of our business, the availability of credit, the risks and uncertainties normally incident to our construction industries, the impact of competition, the effectiveness of operational changes expected to reduce operating expenses and increase efficiency, productivity and profitability, the availability of equity or debt capital needed for our business, worldwide economic and political conditions and foreign currency fluctuations that may affect our results of operations. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially and adversely from those anticipated, estimated or projected. These forward-looking statements are made as of the date of this presentation, and we assume no obligation to update such forward-looking statements or to update the reasons why actual results could differ materially from those anticipated in such forward-looking statements.

Leading water management and services company providing responsible, integrated solutions to address the world’s toughest water, minerals and infrastructure challenges Company overview (1) As of 6/22/2016 (2) As of 4/30/2016 NASDAQ: LAYN(1) $7.08 Headquarters: The Woodlands, TX (Amounts in millions) Shares Outstanding(1) 19.8 Market Capitalization(1) $140 LTM Revenue(2) $668 Total Debt(2) $160 Cash(2) $60

Investment highlights Why now 1 2 3 5 What we do Unlocking value Who we are 4 Why water Track record of leadership and innovation since 1882 Business units with leading positions in attractive growth markets New management team intensely focused on profitability and creating shareholder value Positive long-term market dynamics, coupled with increasing value of water align with Layne core competencies Significant opportunity for stock price appreciation

Division overview



Inliner

Revenue: $192M(1)
Backlog: $122M(1)

- Liner tube manufacturing
- Cured-in-place pipe (CIPP) construction
- Program management



Mineral Services

Revenue: $74M(1)

- Exploratory and mine site drilling
- Borehole services
- Mine water management



Heavy Civil

Revenue: $170M(1)
Backlog: $103M(1)

- Pipeline installation
- Treatment plants
- Wastewater collection
- Marine, biogas, tunneling and water supply



Water Resources

Revenue: $231M(1)
Backlog: $92M(1)

- Drilling
- Repair and maintenance
- Treatment and water management

(1) Revenues are LTM Q1 FY'17; Backlog as of 4/30/16

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Layne’s business units are leaders in their space Leading market positions Source: 2015 Engineering News-Record Top 400 Sourcebook; Layne estimates

Broad portfolio with diverse and growing customer base LTM Q1’17 Revenues by Segment LTM Q1’17 Revenues by End Market Source: Layne

Management is rapidly executing a strategy to transform Layne Unlocking value: strategic roadmap Strategic Review Business Performance Improvement Unlock Value Initiated strategic focus to streamline portfolio Addressed operational issues Identified growth opportunities Investing in core offerings and capabilities Leverage and expand leading market positions Achieve profitability by FY18 Cost reductions Procurement savings Enhanced working capital management Pricing and margin improvements FY16 FY17

Portfolio approach to unlocking value Water Focused Strategy Water Resources Inliner Heavy Civil Mineral Services NEAR-TERM LONGER-TERM Invest and Grow Complete realignment to achieve target profitability Assess strategic alternatives Manage costs and position for industry recovery Assess strategic alternatives Invest to grow our most profitable businesses

Stressed water supplies and water quality issues, magnified by drought, declining aquifer levels and increasing water demand are severely stressing infrastructure and water supplies Aging and inefficient infrastructure compounded by historical under underinvestment, is driving the need for significant infrastructure spending over the next two decades Population growth and migration to water-challenged regions is accelerating the need for new water infrastructure Increasing government regulations and recent events will create further demand and oversight in a highly-regulated industry Why a water-focused strategy

Inliner

Inliner Market Dynamics $8+ billion municipal market growing more than 8% per year (1) Regulations mandating customers to rehabilitate 20,000 potential customers with nearly 1 million miles of wastewater pipe (2) Market Position Key Drivers #2 U.S. competitor Fragmented industry structure Opportunities to extend geographic reach and expand into large industrial market Aging infrastructure Consent decrees and regulations 45% of U.S. infrastructure projected to be in “poor” condition by 2020 (3) CIPP is often the most effective repair technique ($ Millions) Underground Construction Magazine American Society of Civil Engineers U.S. Environmental Protection Agency Adjusted EBITDA Revenues

Industry pioneer and innovator with a track record of success Inliner by the numbers LTM Q1’17 Revenues by Contract Type Quarter century of operation 38 CIPP lining crews 13 offices with nearly 500 employees Completed more than 3,400 projects since 1991 Installed over 25 million linear feet of CIPP LTM Q1’17 Revenues by Source Source: Layne

Impressive track record of growth and profitability Inliner’s long history of success ($ millions) ($ millions) Revenues Adjusted EBITDA 16% CAGR 22% CAGR Source: Layne

Inliner key takeaways 1 2 3 Where we compete Why pipe rehabilitation What we do 4 Why Layne Aging infrastructure and consent decrees drive industry growth and CIPP is the most expedient and cost-effective solution We are a well-managed, scalable business with significant operating leverage and strong financial returns An early pioneer in the industry and the #2 U.S. CIPP rehabilitation provider We serve population-dense regions of the U.S. and have opportunities for geographic and market share growth

Mineral Services Division

Mineral Services S&P Global Market Intelligence Excludes $11.7 million of restructuring costs in FY16 Market Dynamics $5 billion mining capex market in the Americas; down from $10 billion at market peak (1) Depressed commodity prices have reduced activity over extended duration Commodity prices have recently increased Market Position Key Drivers Top 3 market position Over 100 year operating history Refocused on North and South America Unique technologies and mine water management services Global industrial demand Inherent industry cyclicality Depleting mineral reserves have not been replenished, creating potential for market rebound Adjusted EBITDA(2) Revenues ($ Millions)

Leading provider of exploration drilling and production related services Mineral Services by the numbers LTM Q1’17 Revenues by Capability Over 120 years experience More than 600 employees 7 offices covering the Americas Drilled over 50 million meters worldwide Operated in more than 200 mines in the last 5 years LTM Q1’17 Revenue by Mineral Type Source: Layne

Layne locations Affiliate locations Refocused strategy on core markets in the Americas Mineral Services – where we compete Layne LTM Q1’17 Revenues by Geography Affiliates LTM Q1’17 Revenues by Geography Source: Layne Geographic Footprint

Mineral Services key takeaways Concentrated focus and leadership position in geographies representing half of the industry’s capital expenditures 3rd largest global mineral services provider with 100 year history Strategically focused on core markets in the Americas: U.S., Mexico, Brazil, Chile and Peru We provide essential services to both exploratory and production mining activities We are the leading drilling services provider solely focused on the Americas 1 2 3 Where we compete Why mineral services What we do 4 Why Layne

Heavy Civil

Heavy Civil Market Dynamics $40 billion U.S. market for water infrastructure, growing at 4-5% per year (1) Nearly $1 trillion in U.S. infrastructure spending needed in coming decades (2) Largely municipal customer base Market Position Key Drivers Top 5 position in U.S. for water and wastewater pipeline construction Over 80 year operating history Strong presence in key growth markets including South Florida and Gulf Coast Population growth and migration Aging infrastructure Increasing regulations driving customer spending U.S. Environmental Protection Agency American Water Works Association Adjusted EBITDA Revenues ($ Millions)

Heavy Civil by the numbers LTM Q1’17 Revenue by Application More than 80 years of operation 7 Locations with over 450 employees Served over 380 customers since 2005 Constructed over 225 treatment plants over the last 20 years Completed more than 700 projects since 2005 Executed projects up to $150 million Installed more than 15 million linear feet of pipeline Extensive track record and resume Source: Layne

Aging infrastructure, population growth and increasing regulation drive demand for project investment We are executing a comprehensive plan to return to profitability and establish a foundation for long-term growth We are a top 5 U.S. competitor for pipeline construction, leveraging our proven track record We are a national player with local knowledge and core strengths in growing, attractive regional markets Heavy Civil key takeaways Restoring the Division’s historic pride and profitability stemming from over 80 years of success 1 2 3 Where we compete Why water and wastewater infrastructure What we do 4 Why Layne

Water Resources Division

Water Resources

Market Dynamics

- $11+ billion market growing at greater than GDP growth rates (1)
- Largely municipal and agricultural customer base
- Available market of 3+ million existing water wells, growing each year

Key Drivers

- Population growth and migration to water-challenged geographies
- Aging infrastructure
- Declining aquifer levels
- Increasing water quality concerns and standards
- Growing industrial water use

Market Position

- Market leader
- Over 130 year operating history
- Fragmented industry structure
- Opportunity to extend geographic reach and expand product and service offerings

Revenues


$216
$228
$231
FY15
FY16
LTM Q1 '17

Adjusted EBITDA


$22
$23
$21
FY15
FY16
LTM Q1 '17

($ Millions)

(1) *IBIS World, Frost & Sullivan, Bluefield Research, Global Water Intelligence, PacWest, Baker Rig Report, Layne estimates*

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National water services company with brand recognition, broad footprint and unrivaled credentials Water Resources by the numbers LTM Q1’17 Revenues by End-Market 800 employees across the country Over 40 locations nationally More than 50,000 wells drilled in the U.S. Wells to depths exceeding 10,000 feet 240 mobile rigs nationally LTM Q1’17 Revenue by Service Source: Layne

Water Resources key takeaways The leader in a large water services industry that is benefiting from positive secular trends with decades of growth potential 1 2 3 Where we compete Why water What we do 4 Why Layne Largest water well driller and pump repair company in the country with over 130 years of experience leading the industry Only national platform in fragmented market with significant opportunities to grow Population growth and migration, coupled with water scarcity, is raising the value of water Leveraging our strengths more effectively to enhance profitability

Financial Overview

Improving financial position Significantly improved financial position Liquidity at Q1 FY17 of $126 million including $60 million in cash Reduced working capital by $17 million over the past two years Note: Total liquidity is defined as cash and equivalents plus availability under our asset-based credit facility; Working Capital excludes cash and current portion of long-term debt Accomplishments Cash ($ Millions) Working Capital ($ Millions) Total Liquidity ($ Millions)

Capital structure overview $60 million in cash at Q1 FY17 with no debt maturities until FY19 4.25% Convertible Notes FY19 Maturity 8.00% Convertible Notes FY20 Maturity Revolving Credit Facility FY20 Maturity $100 million facility size $0 funded 4/15/19 maturity; 5/15/18 springing maturity Secured by substantially all assets LIBOR plus 3.25% to 3.75% pricing grid Asset borrowing base of over $100 million Primary covenant of free cash flow (minimum of negative $25 million on LTM basis) $99.9 million face amount 5/1/19 maturity; 8/15/18 springing maturity Second-lien secured Conversion price of $11.70 per share Prohibition on repurchase of 4.25% notes Provisionally callable if stock exceeds $16.38 Open redemption periods 2/15/18 to 8/14/18 and 11/1/18 to 4/30/19 $69.5 million face amount 11/15/18 maturity Senior unsecured Conversion price of $22.93 per share No material covenants Debt Maturity Schedule ($ Millions) Cash 4.25% Converts 8.00% Converts

Pathway to profitability Through BPI and other initiatives, Layne expects to reduce costs, enhance margins and return to profitability in FY18 Corporate and division SG&A reductions Enhanced margins through procurement savings, pricing improvements and job execution improvement Heavy Civil and Mineral Services improve to break-even or better EBIT performance Reduced depreciation and amortization Interest expense savings $13-$17 million $5-$15 million $15-$16 million $2-$4 million Future opportunity (1) FY16 loss from continuing operations before impairment and restructuring costs was $30.4 million Improvement From FY16 Operating Loss(1) To FY18 Profitability Sources of Profitability

Aggressively managing overhead costs Reduced unallocated corporate SG&A by over 20% since FY15; on track to reach target of $25 million in FY18 Reduced corporate overhead positions 36% from 148 to 94 (FY15 to present) Reduced overhead cost by more than $12 million through staff reductions, reduced consulting spend, co-sourcing internal audit and other initiatives Further savings expected from efficiency gains, reduced external audit and related costs and ongoing cost reduction initiatives SG&A Savings Unallocated Corporate SG&A ($ Millions) Targets Q1 FY2017 unallocated corporate SG&A of $7.0 million is on track with target

Compelling valuation potential + + +

Investment highlights Leading water management services company with a clear strategy focused on water Capitalizing on 134 year history of success and solid brand equity Leveraging leading market positions Management team driving financial, operational and strategic restructuring Operating in large, fragmented and attractive growth markets Opportunity for stock price appreciation

Appendix

Non-GAAP disclosure Use of Non- GAAP Financial Information We use Adjusted EBITDA to assess performance which is not defined in generally accepted accounting principles (GAAP). Adjusted EBITDA represents income or loss from continuing operations before interest, taxes, depreciation and amortization, non-cash share-based compensation, equity in earnings or losses from affiliates, certain non-recurring or extraordinary items such as impairment charges, restructuring costs, gain on extinguishment of debt, and certain other gains or losses, plus dividends received from affiliates. We believe that the presentation of Adjusted EBITDA included in this report helps us explain underlying performance trends in the business and provides useful information to both management and investors. Adjusted EBITDA should be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. The following tables reconcile Adjusted EBITDA to income (loss) from continuing operations before income taxes, which we consider to be the most directly comparable GAAP financial measure to Adjusted EBITDA.

Non-GAAP reconciliation

Inliner

	FY07	FY08	FY09	FY10	FY11	FY12	FY13	FY14	FY15	Q1 FY16	FY16	Q1 FY17	LTM Q1'17
Income (loss) from continuing operations before income taxes	$ 3,995	$ 5,487	$ 6,252	$ 6,705	$ 9,426	$ (13,236)	$ 9,936	$ 17,650	$ 22,870	$ 5,242	$ 24,461	$ 5,645	$ 24,864
Depreciation and amortization	634	1,338	1,475	1,594	2,078	2,880	2,647	2,805	2,767	997	2,489	1,254	2,746
Non-cash share-based compensation	160	160	160	107	-	87	85	86	1,422	539	661	251	373
Restructuring costs	-	-	-	-	-	-	-	-	-	19	14	-	(5)
Other income (expense), net	-	-	-	-	-	3	(126)	(51)	(48)	184	(45)	68	(161)
Adjusted EBITDA	$ 4,789	$ 6,985	$ 7,887	$ 8,406	$ 11,504	$ 12,864	$ 12,542	$ 20,490	$ 27,011	$ 6,981	$ 27,580	$ 7,218	$ 27,817

Minerals

	FY07	FY08	FY09	FY10	FY11	FY12	FY13	FY14	FY15	Q1 FY16	FY16	Q1 FY17	LTM Q1'17
Income (loss) from continuing operations before income taxes	$ 26,557	$ 37,452	$ 39,260	$ 11,149	$ 34,947	$ 62,259	$ 45,969	$ (9,534)	$ (14,909)	$ (2,552)	$ (28,043)	$ (347)	$ (25,838)
Depreciation and amortization	8,260	10,523	13,364	13,602	13,071	15,145	25,949	23,321	18,187	3,101	10,317	1,219	8,435
Non-cash share-based compensation	205	258	289	427	225	253	147	199	402	122	287	49	214
Equity in (earnings) losses of affiliates	(4,452)	(8,076)	(14,089)	(8,198)	(12,636)	(21,302)	(16,700)	2,974	2,002	108	612	(1,269)	(765)
Restructuring costs	-	-	-	-	-	-	-	-	1,403	21	16,759	64	16,802
Other income (expense), net	(1,591)	(417)	(112)	68	269	(536)	(40)	(3,588)	899	(154)	(817)	(756)	(1,419)
Dividends received from affiliates	1,502	2,521	2,951	5,098	4,225	5,502	7,079	7,774	3,327	1,363	3,852	1,091	3,580
Adjusted EBITDA	$ 30,481	$ 42,261	$ 41,663	$ 22,146	$ 40,101	$ 61,321	$ 62,404	$ 21,146	$ 11,311	$ 2,009	$ 2,967	$ 51	$ 1,009
Adjusted EBITDA 10-Year Average											$ 33,580		

Source: Layne

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Non-GAAP reconciliation Water Resources Heavy Civil Source: Layne FY15 Q1 FY16 FY16 Q1 FY17 LTM Q1'17 Income from continuing operations before income taxes 10,695 $ 2,891 $ 5,372 $ 300 $ 2,781 $ Depreciation and amortization 12,530 3,450 13,471 3,153 13,174 Non-cash share-based compensation 441 149 413 204 468 Impairment charges - - 4,598 - 4,598 Restructuring costs 524 63 - - (63) Other expense, net (1,702) 20 (817) 440 (397) Adjusted EBITDA 22,488 $ 6,573 $ 23,037 $ 4,097 $ 20,561 $ FY15 Q1 FY16 FY16 Q1 FY17 LTM Q1'17 Loss from continuing operations before income taxes (21,502) $ (2,023) $ (4,633) $ (782) $ (3,392) $ Depreciation and amortization 4,060 695 2,270 469 2,044 Non-cash share-based compensation 432 178 258 37 117 Restructuring costs 54 41 765 391 1,115 Other expense, net (1,505) (167) (536) 16 (353) Adjusted EBITDA (18,461) $ (1,276) $ (1,876) $ 131 $ (469) $